SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 21, 2003

                          Lehman Brothers Holdings Inc.
           (Exact name of registrant as specified in its charter)

                                    Delaware
                  (State or other jurisdiction of incorporation)

        1-9466                                       13-3216325
     (Commission File Number)                (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY     10019
                         (Address of principal (Zip Code)
                            executive offices)

        Registrant's telephone number, including area code:

                                 (212) 526-7000

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-60474 as exhibits thereto and is filed as part of this Report.

4.01 Form of senior debt security--Global Security representing the Registrant's YEELDS(R), Yield Enhanced Equity Linked Debt Securities, Medium-Term Notes, Series G (filed herewith)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEHMAN BROTHERS HOLDINGS INC.
                                                      (Registrant)



Date:    May 8, 2003                             By: /s/ Barrett S. DiPaolo
                                                 ------------------------------
                                                 Barrett S. DiPaolo
                                                 Vice President

                                  EXHIBIT INDEX



Exhibit No.       Exhibit

4.01 Form of senior debt security--Global Security representing the Registrant's YEELDS(R), Yield Enhanced Equity Linked Debt Securities, Medium-Term Notes, Series G (filed herewith)